UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 15, 2005

                                 B&D FOOD, CORP.
             (Exact name of registrant as specified in its charter)



       Delaware                       000-21247                 51-0373976
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
       of Incorporation)                Number)           Identification Number)


                               575 Madison Avenue
                                    Ste 1006
                         New York, New York 10027-2511
               (Address of principal executive offices) (zip code)

                                  (212)937-8456
              (Registrant's telephone number, including area code)

              Rua Luis Coelho 223, 8th Floor, Conjunto 81, Cerqueira Cesar,
                     Sao Paulo, S.P. - Brazil CEP: 01309-901
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

On June 21, 2005, we engaged Schwartz Levitsky Feldman LLP, chartered accountants, as our principal independent accountant with the approval of our company's board of directors. Accordingly, we dismissed Rotenberg & Co., LLP, certified public accountants, on June 21, 2005.

Rotenberg & Co's report on our financial statements dated January 31, 2005 for the past two fiscal years ended December 31, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the two most recent fiscal years ended December 31, 2004, and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Rotenberg & Co on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which disagreements, if not resolved to the satisfaction of Rotenberg & Co, would have caused Rotenberg & Co to make reference to the subject matter of the disagreements in connection with their report. Our company provided Rotenberg & Co with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish our company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Rotenberg & Co, dated November 15, 2005, is filed as
Exhibit 16 to this Form 8-K.

During the years ended December 31, 2004 and 2003 and the subsequent interim period through the date of engagement, we have not consulted with Schwartz Levitsky Feldman LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Schwartz Levitsky Feldman LLP provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principal independent accountant.

Item 9.01 Financial Statements and Exhibits.


(c)   Exhibits

Exhibit Number                     Description
--------------    --------------------------------------------------------------

16.1              Letter from Rotenberg & Co., LLP to Securities and Exchage
                  Commissions.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         B&D Food, Corp


Dated: November 15, 2005                 By: /s/ Daniel Ollech
                                             --------------------------
                                             Name:    Daniel Ollech
                                             Title:   Chief Executive Officer